                                                                    Exhibit 99.4

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of December __, 1999, by and among Keystone Property Trust, a Maryland real estate investment trust (the "COMPANY"), and the holders of common shares listed on SCHEDULE A attached hereto (individually, a "HOLDER" and collectively, the "HOLDERS").

                  WHEREAS, on the date hereof, each Holder is receiving such number of common shares, par value $.001 per share (the "COMMON SHARES"), of the Company set forth opposite such Holder's name on SCHEDULE A attached hereto (the "REGISTRABLE SECURITIES");

                  WHEREAS, in connection therewith, the Company has agreed to grant to each Holder the Registration Rights (as defined in Section 1 hereof);

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1.        REGISTRATION RIGHTS

                  Each Holder shall be entitled to offer for sale pursuant to a shelf registration statement the Registrable Securities, subject to the terms and conditions set forth herein (the "REGISTRATION RIGHTS").

                  1.1. REGISTRATION RIGHTS.

                       (a) REGISTRATION PROCEDURE. The Company will cause to be filed with the Securities and Exchange Commission (the "SEC") within six (6) months of the date of this Agreement a shelf registration statement and related prospectus (the "SHELF REGISTRATION STATEMENT") that complies as to form in all material respects with applicable SEC rules providing for the sale by each of the Holders of such Holder's Registrable Securities, and agrees (subject to Section 1.2 hereof) to use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable. As used herein, "REGISTRATION STATEMENT" and "PROSPECTUS" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus), including any documents incorporated therein by reference. Each Holder agrees to provide in a timely manner information regarding the proposed distribution by such Holder of such Holder's Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees (subject to Section 1.2 hereof) to use its commercially reasonable best efforts to keep the Registration Statement effective and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which the Holders consummate the sale of all of their Registrable Securities registered under the Registration Statement, (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "SECURITIES ACT") or (iii) the second anniversary of the date that the Registration Statement is declared effective. The Company agrees to provide to each Holder a reasonable number of copies of the final Shelf Registration Statement and the Prospectus and any amendments or supplements thereto.

                       (b) OFFERS AND SALES. All offers and sales by each Holder under the Registration Statement referred to in this Section 1.1 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 1.1(a), and, upon expiration of such period, no Holder will offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, each Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period. Each Holder shall promptly, but in any event no later than two (2) business days after a sale by such Holder of Registrable Securities, notify the Company of any sale or other transfer by such Holder of such Holder's Registrable Securities and include in such notice the number of Registrable Securities sold or transferred by such Holder.

                  1.2. SUSPENSION OF OFFERING.

                       (a) If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 1.1 hereof or the use of any Prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each Holder to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by Section 1.1 hereof) will be suspended until the date upon which the Company notifies each Holder in writing that suspension of such rights for the grounds set forth in this Section 1.2(a) is no longer necessary, but no such period shall extend for longer than 90 days.

                       (b) In the case of the registration of any underwritten public offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 7th day prior to the expected effective date of the registration statement covering such underwritten public offering or the date on which the proposed offering is expected to commence (which date shall be stated in such notice) and ending on the date specified by such managing underwriter in such written request to such Holder, which date shall not be later than 90 days after such expected date of effectiveness or the commencement of the offering, as the case may be.

                  1.3. EXPENSES. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Registration Statement and Prospectus, and
(iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Holder's counsel, and any transfer taxes relating to the sale or disposition of such Holder's Registrable Securities.

                  1.4. QUALIFICATION. The Company agrees to use its commercially reasonable efforts to register or qualify the Registrable Securities by the time the Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as each Holder



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


shall reasonably request in writing, to keep each such registration or qualification effective during the period the Registration Statement is required to be kept effective, and to do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.4, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

                  1.5. NOTICES TO THE HOLDERS. Subject to Section 1.1(a) hereof, during the period that the Company is required to keep the Registration Statement effective, the Company will advise each Holder within a reasonable time (i) when the Prospectus or any Prospectus supplement or post-effective amendment thereto has been filed, and when the same has become effective, (ii) of any request by the SEC for any amendments to, or issuance by the SEC of any stop order with respect to the Registration Statement or any Prospectus or amendment thereto, or (iii) that an amendment or supplement to the most recent Prospectus or Prospectus supplement, as the case may be, is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 2.     INDEMNIFICATION

                  2.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder as follows:

                       (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

                       (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue



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statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus (provided such Holder was notified pursuant to Section 1.5, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

                  2.2 INDEMNIFICATION BY EACH HOLDER. Each Holder agrees to indemnify and hold harmless the Company, and each of its trustees and officers (including each trustee and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as follows:

                       (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder, which consent shall not be unreasonably withheld; and

                       (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 2.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus (provided such Holder was notified pursuant to Section 1.5, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, no Holder shall be required to indemnify the Company, its officers, trustees or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder from sales of such Holder's Registrable Securities under the



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Registration Statement (after deducting the amounts already paid to the Company by such Holder pursuant to this Section 2.2).

                  2.3. CONDUCT OF INDEMNIFICATION PROCEEDINGS. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights or defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and PROVIDED FURTHER, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party
(i) is not so entitled to assume the defense of such action (ii) does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, or (iii) fails to employ counsel that is reasonably satisfactory to the indemnified party, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

                  2.4. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and each Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and each Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and such Holder on the other hand, from the purchase and sale of the Registrable Securities, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined



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by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Holder shall be required to contribute any amount in excess of the amount of the total proceeds to such Holder from sales of such Holder's Registrable Securities under the Registration Statement.

                  Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each trustee of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 3.        RULE 144 COMPLIANCE

                  The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell Registrable Securities, that have not otherwise been subject to an effective Registration Statement, pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least ten (10) business days prior to any sale of Registrable Securities hereunder.

SECTION 4.        MISCELLANEOUS

                  4.1. INTEGRATION; AMENDMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Holder.

                  4.2. WAIVERS. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.



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                  4.3. ASSIGNMENT. This Agreement and the rights granted
hereunder may not be assigned by any Holder without the written consent of the Company.

                  4.4. BURDEN AND BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to
Section 4.3 above, assigns.

                  4.5. NOTICES. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth on the signature page hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.5 for the service of notices; PROVIDED, HOWEVER, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; PROVIDED, HOWEVER, that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

                  4.6. SPECIFIC PERFORMANCE. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  4.7. GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

                  4.8. HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  4.9. PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

                  4.10. EXECUTION IN COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties hereto.

                  4.11. SEVERABILITY. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

Address:
200 Four Falls Corporate Center
Suite 208                                 KEYSTONE PROPERTY TRUST
West Conhohocken, PA 19428
                                          By:
                                              --------------------------------
                                              Name:

                                              Title:


                                          By:
                                              --------------------------------
                                              Russell C. Platt

                                   SCHEDULE A


NAME AND ADDRESS                             NUMBER OF COMMON SHARES

Russell C. Platt                                      3,000
c/o J.E. Robert Companies
630 Fifth Avenue, 23rd Floor
New York, NY 10111